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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): OCTOBER 17, 2000
                                                        ----------------


                           SCC COMMUNICATIONS CORP.
                           ------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                      000-29678              84-0796285
          --------                      ---------              ----------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


                  6285 Lookout Road, Boulder, Colorado  80301
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             (Address of principal executive office and zip code)


      Registrant's telephone number, including area code: (303) 581-5600
                                                          --------------
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ITEM 5.   OTHER EVENTS.

On October 17, 2000, we issued a press release announcing our signing of a definitive agreement to acquire certain assets, and assume certain liabilities, associated with the business of Lucent Public Safety Systems, an internal venture of Lucent Technologies Inc. A copy of the press release is filed as
Exhibit 5.1 to this report and is incorporated herein by reference. The information contained in the Web sites cited in the press release is not a part of this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit
     Number    Description
     ------    -----------

     5.1 Press release of SCC Communications Corp. issued October 17, 2000 announcing the acquisition of business of Lucent Public Safety Systems.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SCC COMMUNICATIONS CORP.

Date: October 17, 2000

                                             By: /s/ Michael Dingman, Jr.
                                                --------------------------------
                                                 Michael Dingman, Jr.
                                                 Chief Financial Officer